UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 11, 2005

SIZELER PROPERTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-09349	72-1082589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2542 Williams Boulevard, Kenner, LA 70062

(Address of Principal Executive Offices, including zip code)

(504) 471-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

On January 11, 2005, Charles E. Miller (“Miller”), Chief Financial Officer of the Company, and the registrant (“Company”) entered into an agreement (“Agreement”) pursuant to which Miller resigned from the Company effective that day. The Company will continue paying Miller’s annual salary of $152,000 through December 31, 2005, pay the cost of certain benefits under COBRA through December 31, 2005, and maintain certain indemnification for matters arising prior to January 11, 2005. In exchange, Miller agreed to provide the Company with certain consulting services and to restrictions on disclosure of Company information and employment with other real estate companies.

The Agreement supersedes other agreements between Miller and the Company, including a Change-in-Control Agreement, a Non-elective Deferred Compensation Agreement and amendments thereto, and a Stock Option Plan, except for terms and provisions in those agreements which expressly survive termination of employment, such as paragraphs 7 and 9 of the Change-in-Control Agreement. An Indemnification Agreement specifically survives, but only as to conduct of Miller through January 11, 2005. Miller remains entitled to that portion of the funds allocated to his Non-elective Deferred Compensation in which he was vested at January 11, 2005.

A copy of the Agreement is filed as an Exhibit to this Current Report on Form 8-K.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 11, 2005, Charles E. Miller (“Miller”) resigned as Chief Financial Officer and as an employee of the Company. Miller’s resignation is summarized in Item 1.01.

The Company has appointed Guy M. Cheramie (“Cheramie”) as the Company’s Chief Financial Officer, effective on the resignation of Miller. At the time of his appointment, Cheramie, age 58, was serving as Chief Financial Officer of Sizeler Real Estate Management Co. (“SREMCO”), a wholly-owned subsidiary of the Company. Cheramie has been SREMCO’s Chief Financial Officer for approximately 10 years. Cheramie has over 25 years of financial and accounting experience in the real estate industry and formerly practiced as a Certified Public Accountant with a national accounting firm.

Mr. Cheramie has no employment agreement with the Company.

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ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibits.

10	Agreement dated January 11, 2005 between Charles E. Miller, Jr. and Sizeler Property Investors, Inc.

99	Press release dated January 12, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2005

SIZELER PROPERTY INVESTORS, INC.

By:	/s/ Thomas A. Masilla, Jr.
Thomas A. Masilla, Jr.
President and Chief Operating Officer

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